Filed pursuant to Rule 497(e)

File Nos. 333-92415 and 811-09721

PIMCO MANAGED ACCOUNTS TRUST

(formerly, ALLIANZGI MANAGED ACCOUNTS TRUST) (the “Trust”)

Supplement dated September 8, 2014 to the

Prospectus and Statement of Additional Information dated March 3, 2014,

each as supplemented from time to time

Transition of Investment Advisory, Administration and Distribution Services for Fixed Income SHares:

Series C, Series M, Series R, Series TE and Series LD (each, a “Portfolio” and together, the “Portfolios”)

Effective at the close of business on September 5, 2014, Pacific Investment Management Company LLC (“PIMCO”) has assumed responsibility as the investment adviser and administrator to each Portfolio. PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2014, PIMCO had approximately $1.97 trillion in assets under management.

Effective at the close of business on September 5, 2014, PIMCO Investments LLC (“PIMCO Investments”) has assumed responsibility as the distributor and principal underwriter of each Portfolio. PIMCO Investments LLC (“PIMCO Investments”), located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission.

You can request free copies of the Portfolios’ prospectus, Statement of Information (“SAI”) and annual and semi-annual reports to shareholders, request other information about a Portfolio, or make shareholder inquiries by calling PIMCO Investments at (800) 927-4648 or by writing to PIMCO Investments LLC 1633 Broadway, New York, NY 10019.

Effective immediately, the following changes are made to the Trust’s registration statement:

1.	All references to “AllianzGI Managed Accounts Trust” are replaced with “PIMCO Managed Accounts Trust.”

2.

All references to Allianz Global Investors Fund Management LLC as the investment adviser and/or the administrator to the Portfolios are replaced with PIMCO, and all references to PIMCO as the sub-adviser to the Portfolios are deleted. In addition, all references to Allianz Global Investors Distributors LLC as the distributor or principal underwriter of the Portfolios are replaced with references to PIMCO Investments. All portions of the prospectus and SAI should be read to give effect to these changes.

3.	Footnote (1) to the Annual Portfolio Operating Expenses table in each Portfolio’s prospectus is replaced with the following:

The table reflects that, pursuant to an Expense Limitation Agreement between the Trust and Pacific Investment Management Company LLC (the “Adviser”), the Adviser has contractually agreed to bear the expenses of or make payments to the Portfolio to the extent that, for any calendar month, “Specified Expenses” of the Portfolio would exceed 0.00%. Further, the Adviser does not charge any fees to the Portfolio (which may be viewed as an effective fee waiver). “Specified Expenses” of the Portfolio means expenses incurred by the Portfolio, including organizational and offering expenses and fees and expenses of the Trust’s Independent Trustees, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense

Limitation Agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the Portfolio pursuant to the Investment Advisory Contract between the Trust and the Adviser. However, the Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolio or the Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to the Adviser and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

4.

All references to Fixed Income SHares: Series M, Fixed Income SHares: Series C or Fixed Income SHares: Series R being classified and managed as non-diversified portfolios are deleted, as these Portfolios are currently managed as diversified portfolios. Non-Diversification Risk is also removed from the sections of the prospectus entitled “Investments, Risks, and Performance—Principal Risks” with respect to each of Fixed Income SHares: Series M, Fixed Income SHares: Series C or Fixed Income SHares: Series R. All portions of the prospectus and SAI should be read to give effect to these changes.

5.

The following disclosure is added to the sections of the prospectus entitled “Investments, Risks, and Performance—Principal Risks” on pages 4, 8 and 12 of the prospectus with respect to each of Fixed Income SHares: Series M, Fixed Income SHares: Series C or Fixed Income SHares: Series R:

Focused Investment Risk: to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region;

Corresponding changes are made to the section of the Prospectus entitled “Principal Investments and Strategies of Each Portfolio” with respect to each of Fixed Income SHares: Series M, Fixed Income SHares: Series C or Fixed Income SHares: Series R.

6.	The following disclosure is added after to the section of the Prospectus entitled “Summary of Principal Risks” after the section entitled “Emerging Markets Risk” on page 36 of the prospectus:

Focused Investment Risk. To the extent that a Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Portfolio to greater risk. A Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

7.	The section entitled “Characteristics and Risks of Securities and Investment Techniques—Investment in Other Investment Companies” on page 60 of the prospectus is replaced with the following:

Each Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act, and the rules and regulations thereunder and any exemptive relief therefrom.

Each Portfolio may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, and the rules and regulations thereunder and any exemptive relief therefrom, each Portfolio may elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio. The Portfolios may also invest in exchange traded funds, subject to the restrictions and limitations in the 1940 Act.

8.	The section entitled “How to Buy and Sell Shares—Market Timing Policy” on page 45 of the prospectus is replaced with the following:

In general, the practice of “market timing,” which includes short-term or excessive trading of mutual fund shares and other abusive trading practices, may have a detrimental effect on a mutual fund and its shareholders. Depending upon various factors such as the mutual fund’s size and the amount of its assets maintained in cash, market timing by fund shareholders may interfere with the efficient management of the fund’s portfolio, increase transaction costs and taxes, and harm the performance of the fund and its shareholders. Because the Portfolios are designed to be components of “wrap” accounts that also invest, at the direction of the applicable Wrap Program Adviser, in individual securities and other investments, Portfolio shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. The Portfolios are managed in a manner that is consistent with their role in the “wrap” accounts. Because all purchase and redemption orders are initiated by the applicable Wrap Program Adviser, “wrap” account clients are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in Portfolio shares. Accordingly, the Board of Trustees has not adopted a market timing policy for the Portfolios. However, each Portfolio reserves the right to refuse purchase orders.

9.	The section entitled “The Trust” on page 4 of the SAI is replaced with the following:

THE TRUST

The Trust is an open-end management investment company (“mutual fund”) that currently consists of five series. The Prospectus and this Statement of Additional Information offer shares of Fixed Income SHares: Series C (“FISH: Series C”), Fixed Income SHares: Series M (“FISH: Series M”), Fixed Income SHares: Series R (“FISH: Series R”), Fixed Income SHares: Series TE (“FISH: Series TE,”) and Fixed Income SHares: Series LD (“FISH: Series LD,” and together with FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series TE, the “Portfolios”). FISH: Series C, FISH: Series M and FISH: Series R are diversified portfolios; FISH: Series TE and FISH: Series LD are non-diversified portfolios.

The Trust was organized as a Massachusetts business trust on November 3, 1999.

Effective June 26, 2009, the name of the Trust changed to Allianz Global Investors Managed Accounts Trust from Fixed Income SHares. Effective January 28, 2013, the name of the Trust changed to AllianzGI Managed Accounts Trust. Effective September 5, 2014, the name of the Trust changed to PIMCO Managed Accounts Trust.

Effective September 5, 2014, the Adviser replaced its affiliate Allianz Global Investors Fund Management LLC as the investment adviser and administrator to the Portfolios. In addition, PIMCO Investments replaced Allianz Global Investors Distributors LLC as the distributor of the Portfolios pursuant to the Distribution Contract.

10.	The section entitled “Investment Objectives and Policies—Derivative Instruments—Commodity Pool Operators and Commodity Trading Advisors” on page 35 of the SAI is replaced with the following:

Commodity Pool Operators and Commodity Trading Advisors. The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the CEA (“commodity interests”), or if the fund markets itself as providing investment exposure to such instruments. The Adviser is registered with the NFA as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to certain registered funds that are not part of the Trust (the “CFTC Non-Excluded Funds”). Under CFTC rules, certain mandated disclosure, reporting and recordkeeping obligations will apply to the Adviser with respect to the CFTC Non-Excluded Funds.

The Trust and/or the Adviser has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to all of the Portfolios. To remain eligible for this exclusion, each of the Portfolios must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Portfolio holds out its use of such commodity interests. These limitations may restrict a Portfolio’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase expenses of the Portfolio, and/or adversely affect the Portfolio’s total return.

11.	The section entitled “Management of the Trust—Trustees and Officers—Board Leadership and Structure” on page 49 of the SAI is replaced with the following:

The Trust’s Board of Trustees consists of eight Trustees, six of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust or of the Adviser (the “Independent Trustees”), which represents 75% of Board members that are Independent Trustees. An Independent Trustee serves as Chairman of the Trustees and is selected by vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Trust and the Portfolios, and also holds special meetings as necessary to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of Trust management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established four standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “—Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that its leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant role of the Adviser in the day-to-day management of the Portfolios’ affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Trust and the Fund Complex (defined below), the variety of asset classes those series include, the net assets of the Portfolios, the Trust and the Fund Complex and the management, distribution and other service arrangements of the Portfolios, the Trust and the Fund Complex. The Board also believes that its structure, including the presence of two Trustees who are executives with various Adviser-affiliated entities, facilitates an efficient flow of information concerning the management of the Trust to the Independent Trustees.

12.	The following is added to the table entitled “Trustees” on pages 50-51 of the SAI before the entry for John C. Maney:

Name, Address, and year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Craig A. Dawson****** 650 Newport Center Drive, Newport Beach, CA 92660 1968	Trustee	Since 2014	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None

****** Mr. Dawson is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO and its affiliates.

13.	The table entitled “Officers” on pages 51-52 of the SAI is replaced with the following:

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President; Principal Executive Officer	Since 2014	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. President, PIMCO Equity Series and PIMCO Equity Series VIT.
Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer of two Funds in the Fund Complex. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Trust, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc., collectively 82 funds in the Allianz Funds Complex.
Joshua D. Ratner[2] 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Senior Vice President and Attorney, PIMCO. Chief Legal Officer, PIMCO Investments. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Eric D. Johnson[2] 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
William G. Galipeau[1] 1974	Treasurer, Principal Financial & Accounting Officer	Since 2014	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During the Past 5 Years
Erik C. Brown[1] 1967	Vice President	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Stacie D. Anctil[1] 1969	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ryan Leshaw[1] 1980	Assistant Secretary	Since 2014	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

+

Under the Trust’s Bylaws, an officer serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

[2]	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

14.	The following paragraph is added as the third paragraph of the section entitled “Management of the Trust—Trustees and Officers—Trustee Qualifications” on pages 52-53 of the SAI:

Craig A. Dawson—Mr. Dawson has substantial executive experience in the investment management industry. Mr. Dawson is a Managing Director at PIMCO and Head of Strategic Business Management. In that role he is in charge of guiding PIMCO’s new business initiatives. Prior to taking on this position, Mr. Dawson was in charge of PIMCO’s Munich office and head of European product management. Mr. Dawson also serves as a Director of a number of PIMCO’s European investment vehicles and affiliates. Because of his familiarity with PIMCO and its affiliates, Mr. Dawson serves as an important information resource for the Independent Trustees and as a facilitator of communication with PIMCO.

15.	The following is added to the end of the table in the section entitled “Management of the Trust—Securities Ownership” on page 54 of the SAI:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Craig A. Dawson*	$0	Over $100,000

*	Valued as of July 31, 2014.

16.	The footnote to the table in the section entitled “Management of the Trust—Trustee Compensation” on page 55 of the SAI is replaced with the following:

*Messrs. Dawson and Maney are interested persons of the Trust and do not receive compensation from the Trust for their services as Trustees.

17.	The section entitled “Management of the Trust—Proxy Voting Policies” on page 56 of the SAI is replaced with the following:

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy

Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. Information about how each Portfolio voted proxies relating to portfolio securities it help during the most recent twelve month period ended June 30th will be available no later than the following August 31st without charge, upon request, by calling the Trust at (800) 927-4648, by visiting PIMCO Investments LLC’s website at pimco.com/investments, and on the SEC’s website at http://www.sec.gov.

18.	The section entitled “Management of the Trust—Investment Adviser” on page 56 of the SAI is replaced with the following:

Investment Adviser

PIMCO, a Delaware limited liability company, serves as investment adviser to the Trust pursuant to an investment advisory contract (the “Advisory Contract”) between PIMCO and the Trust. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $1.97 trillion of assets under management as of June 30, 2014.

PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. As of June 30, 2014, PIMCO had third-party assets under management of $1.55 trillion.

The general partner of Allianz Asset Management has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of John C. Maney.

There are currently no significant institutional shareholders of Allianz SE. Absent an SEC exemption or other regulatory relief, the Portfolios generally are precluded from effecting principal transactions with brokers that are deemed to be affiliated persons of the Portfolios or the Adviser, and the Portfolios’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker is subject to restrictions. Similarly, the Portfolios’ ability to utilize the affiliated brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the affiliated brokers described above will materially adversely affect its ability to provide services to the Portfolios, the Portfolios’ ability to take advantage of market opportunities, or the Portfolios’ overall performance.

19.

The sections entitled “Management of the Trust—Advisory Agreement” and “Management of the Trust—Certain Terms of the Advisory Agreement and the Portfolio Management Agreement” on pages 56-57 of the SAI are replaced with the following:

Advisory Contract

PIMCO, subject to the supervision of the Board of Trustees, is responsible for providing investment guidance and policy direction in connection with the management of the Portfolios, including oral and written research, analysis, advice, and statistical and economic data and information. Consistent with the investment objective(s), policies and restrictions applicable to the Trust and the Portfolios, PIMCO determines the securities and other assets to be purchased or sold by each Portfolio and determines what portion of each Portfolio shall be invested in securities or other assets, and what portion, if any, should be held uninvested. Under the Advisory Contract, the Trust has the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of PIMCO.

Under the terms of the Advisory Contract, PIMCO is obligated to manage the Portfolios in accordance with applicable laws and regulations. PIMCO’s investment advisory services to the Portfolios are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

The Advisory Contract was approved by the Trustees of the Trust (including all of the Trustees who are not “interested persons” of the Adviser). The Advisory Contract will remain in full force and effect as to each Portfolio, unless sooner terminated by such Portfolio, for an initial one-year period and shall continue thereafter on an annual basis with respect to such Portfolio provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Portfolio or by the Trust’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s Independent Trustees. It can also be terminated with respect to a Portfolio at any time, without payment of any penalty by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. Additionally, the Advisory Contract will terminate automatically in the event of its assignment. The Advisory Contract may not be materially amended with respect to a Portfolio or Portfolios without a vote of a majority of the outstanding voting securities of the pertinent Portfolio or Portfolios. The Proposed Advisory Agreement may be amended from time to time to add new Portfolios without a vote of any shareholders of then existing Portfolios.

The Advisory Contract provides that neither PIMCO nor its members, officers, directors or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Advisory Contract, except by reason of willful misfeasance, bad faith or gross negligence in performance of PIMCO’s duties, or by reason of reckless disregard of PIMCO’s obligations and duties under the Advisory Contract.

The Advisory Contract does not require the Portfolios to pay any advisory or other fee to the Adviser. Although the Portfolios do not compensate the Adviser directly for its services under the Advisory Contract, the Adviser and/or its affiliates receive fees or other benefits from or through their relationships with the sponsors of wrap fee programs for which the Portfolios are an investment option.

The Adviser has contractually agreed pursuant to an expense limitation agreement to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses” of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means expenses incurred by the Portfolio, including organizational and offering expenses and fees and expenses of the Trust’s Independent Trustees, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This expense limitation agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment advisor to the Portfolios pursuant to the Advisory Contract.

20.	The section entitled “Management of the Trust—Portfolio Administrator” on page 60 of the SAI is replaced with the following:

Portfolio Administrator

PIMCO serves as the administrator (and is referred to in this capacity as the “Administrator”) to the Portfolios pursuant to a supervision and administration agreement (the “Administration Agreement”) with the Trust. The Administrator provides or procures administrative services to the Portfolios, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust’s shareholders and regulatory filings. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Portfolios, and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders. The Administrator does not receive any compensation from the Portfolios under the Administration Agreement.

The Administration Agreement will remain in full force and effect as to each Portfolio, unless sooner terminated by such Portfolio, for an initial one-year period and shall continue thereafter on an annual basis with respect to such Portfolio provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Portfolio or by the Trust’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s Independent Trustees. The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) by a majority of the Trustees who are not interested persons of the Trust or the Administrator, on 60 days’ written notice to PIMCO.

21.	The section entitled “Distribution of Trust Shares—Distributor” on page 60 of the SAI is replaced with the following:

Distributor

PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter of each Portfolio of the Trust’s shares pursuant to a distribution contract with the Trust. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management. The Distributor does not participate in the distribution of non-PIMCO managed products. Furthermore, representatives of the Distributor may also be employees or associated persons of PIMCO. The offering of the Trust’s shares is continuous. The Distributor is not obligated to sell any specific amount of the Trust’s shares. The distribution contract is terminable with respect to a Portfolio without penalty, at any time, by the Portfolio by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Trust, on behalf of the Portfolios, pays the Distributor no fees. The Distributor’s principal address is 1633 Broadway, New York, NY 10019.

The distribution contract will continue in effect with respect to each Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Portfolio, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the distribution contract by vote cast in person at a meeting called for the purpose. If the distribution contract is terminated (or not renewed) with respect to one or more Portfolios, it may continue in effect with respect to any Portfolio as to which it has not been terminated (or has been renewed).

22.	The section entitled “Portfolio Transactions and Brokerage—Disclosure of Portfolio Holdings” on page 63 of the SAI is replaced with the following:

Policies and Procedures Generally. The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Portfolios (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Portfolios’ non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Portfolios with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty.

Monitoring and Oversight. The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.

Any exceptions to the Disclosure Policy may be made only if approved by the CCO upon determining that the exception is in the best interests of the Portfolio. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Quarterly Disclosure. The Trust will publicly disclose the complete schedule of each Portfolio’s portfolio holdings, as reported on a calendar quarter-end basis, by posting such information on the Portfolios’ website. The schedule will consist of such information about each security held by a Portfolio as of the relevant calendar quarter-end as will be determined by PIMCO from time to time. The information will be posted approximately fifteen (15) calendar days after the most recent calendar quarter’s end and will remain accessible on the website until the Portfolios file a Form N-Q or Form N-CSR on the SEC’s EDGAR website for the period which includes the date of the information. If a Portfolio’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of the information on the website, the Portfolio may promptly post such information on the Portfolios’ website.

The Portfolios file their complete schedules of securities holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Defaulted/Distressed Securities. PIMCO may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Portfolios that are in default or experiencing a negative credit event.

Confidential Dissemination of Portfolio Holdings Information. No disclosure of non-public portfolio holdings information may be made to any unaffiliated third party except as set forth in this section. This prohibition does not apply to information sharing with the Portfolios’ service providers, such as the Portfolios’ investment adviser, distributor, custodian, transfer agent, administrator, sub-administrator (if any), accountant, counsel, securities class action claims services administrator, financial printer, proxy voting agent, lender and other select third party service providers (collectively, the “Service Providers”), who generally need access to such information in the performance of their contractual duties and responsibilities. Such Service

Providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

A Portfolio or PIMCO may, to the extent permitted under applicable law, distribute non-public information regarding a Portfolio, including portfolio holdings information, more frequently to certain third parties, such as mutual fund analysts and rating and ranking organizations (e.g., Moody’s, Standard & Poor’s, Fitch, Morningstar and Lipper Analytical Services, etc.), pricing information vendors, analytical service providers (e.g., Abel/Noser Corp., FT Interactive Data, etc.) and potential Service Providers that have a legitimate business purpose in receiving such information. The distribution of non-public information must be authorized by an officer of the Trust or PIMCO after determining the requested disclosure is in the best interests of the Portfolio and its shareholders and after consulting with and receiving approval from PIMCO’s legal department. The Disclosure Policy does not require a delay between the date of the information and the date on which the information is disclosed, however, any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Portfolios’ non-public information provided is the confidential property of the Portfolios and may not be used for any purpose except in connection with the provision of services to the Portfolios and, in particular, that such information may not be traded upon; (2) the recipient of the non-public information agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Portfolios or PIMCO, the recipient of the non-public information shall promptly return or destroy the information, except as otherwise required by applicable law or such recipient’s record retention policies and procedures. Neither the Portfolios nor PIMCO may receive compensation or consideration in connection with the distribution of non-public portfolio holdings information.

Non-Specific Information. For purposes of the Disclosure Policy, including with respect to prohibitions on disclosures to third parties, “portfolio holdings information” does not include non-specific or summary information that does not identify specific portfolio holdings of a Portfolio or from which the identity of specific portfolio holdings cannot be reasonably derived (including, without limitation, the quality or character of a Portfolio’s portfolio), as reasonably determined by PIMCO. While identification of security positions by CUSIP or issuer generally constitutes portfolio holdings information, PIMCO generally treats a Portfolio’s exposure to certain categories of securities (e.g., certain types or issuers of U.S. Government securities (as defined in the 1940 Act)) as non-specific or summary information that does not constitute portfolio holdings information hereunder.

23.	Appendices B, B-1 and B-2 to the SAI are deleted.

Please retain this Supplement for future reference.